UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2012
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Executive Officer
On November 15, 2012, the Board of Directors (the Board) of Itron, Inc. (Itron or the Company) appointed Philip C. Mezey as the Company’s President and Chief Executive Officer, effective January 1, 2013. Mr. Mezey succeeds LeRoy D. Nosbaum, who will retire as President and Chief Executive Officer and as a director effective December 31, 2012. Mr. Mezey was also elected to the Board effective January 1, 2013, to fill the vacancy to be created by Mr. Nosbaum’s retirement.

Mr. Mezey, age 52, is currently President and Chief Operating Officer of Itron’s global Energy operating segment. Mr. Mezey joined Itron in March 2003 as Managing Director of Software Development for Itron’s Energy Management Solutions Group as part of Itron’s acquisition of Silicon Energy Corp. Mr. Mezey was promoted to Group Vice President and Manager of Software Solutions in 2004. In 2005, Mr. Mezey became Sr. Vice President Software Solutions, and in 2007 Mr. Mezey became Sr. Vice President and Chief Operating Officer – Itron North America. In March 2011, Mr. Mezey was promoted to his current position.

On November 16, 2012, the Company entered into an employment arrangement with Mr. Mezey that includes the following material provisions effective January 1, 2013:

•	Mr. Mezey will be paid an annual base salary of $800,000.

•
Mr. Mezey will be eligible to receive an annual target bonus of 125%, with a range of 0% to two times the target, or 250%, of his base salary. The payout of the bonus will be based on the achievement of performance objectives to be determined by the Board.

•	For 2013, Mr. Mezey will receive a minimum equity compensation package of $3,200,000, including the following awards (to be granted under the Company’s 2010 Stock Incentive Plan):

◦
Options to purchase $800,000 in shares of Itron’s common stock with a ratable three-year vesting period, a ten-year term, and an exercise price equal to the market price on the date of grant on the NASDAQ Global Select Market

◦	Time-based restricted stock units (RSUs) valued at $800,000 with a ratable three-year vesting period beginning one year from the grant date

◦	Performance-based RSUs valued at $1,600,000 in accordance with the Company’s 2013 Long-term Performance Plan

In addition to the above cash and equity compensation, which will be granted effective January 1, 2013, the Board awarded to Mr. Mezey an option to purchase 140,570 shares of the Company’s common stock, with a ratable three-year vesting period, a ten-year term, and an exercise price of $41.36, the closing market price of shares of Itron’s common stock on the NASDAQ Global Select Market on November 15, 2012.

In connection with Mr. Mezey’s new position, the Company entered into an Employee Invention and Nondisclosure Agreement with terms that are substantially the same as those entered into with generally all salaried employees in California. Mr. Mezey is currently party to indemnification and change-in-control agreements with Itron, which remain unchanged.

The foregoing description of Mr. Mezey’s employment arrangement is qualified in its entirety by reference to the full text of Mr. Mezey’s offer letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

There are no related person transactions or other information related to Mr. Mezey that are required to be disclosed pursuant to section 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

Appointment of Executive Vice President and Chief Operating Officer
On November 15, 2012, the Board appointed John W. Holleran as the Company’s Executive Vice President and Chief Operating Officer, a new position within the Company, responsible for leading the global Energy and Water operating segments, which will be effective January 1, 2013. In addition, Mr. Holleran will serve as the interim president of the global Energy operating segment.

Mr. Holleran, age 58, is currently Senior Vice President, Special Projects and Corporate Secretary. Mr. Holleran joined Itron in January 2007 as Sr. Vice President, General Counsel, and Corporate Secretary. In 2006, Mr. Holleran was associated with Holleran Law Offices PLLC, and in 2005 he was Executive Vice President, Administration and Chief Legal Officer for Boise Cascade, LLC, the paper and forest products company resulting from the reorganization of Boise Cascade Corporation in 2004. While with Boise Cascade Corporation, Mr. Holleran most recently served as Sr. Vice President, Human Resources and General Counsel.

On November 16, 2012, the Company entered into an employment arrangement with Mr. Holleran that includes the following material provisions, which will become effective January 1, 2013:

•	Mr. Holleran will be paid an annual base salary of $600,000.

•
Mr. Holleran will be eligible to receive an annual target bonus of 100%, with a range of 0% to two times the target, or 200%, of his base salary. The payout of the bonus will be based on the achievement of performance objectives to be determined by the Board.

•	For 2013, Mr. Holleran will receive a minimum equity compensation package of $1,800,000, including the following awards (to be granted under the Company’s 2010 Stock Incentive Plan):

◦
Options to purchase $450,000 in shares of Itron’s common stock with a ratable three-year vesting period, a ten-year term, and an exercise price equal to the market price on the date of grant on the NASDAQ Global Select Market

◦	Time-based RSUs valued at $450,000 with a ratable three-year vesting period beginning one year from the grant date

◦	Performance-based RSUs valued at $900,000 in accordance with the Company’s 2013 Long-term Performance Plan

In connection with Mr. Holleran’s new position, the Company entered into an Employee Invention and Nondisclosure Agreement with terms that are substantially the same as those entered into with generally all salaried employees. Mr. Holleran is currently party to indemnification and change-in-control agreements with Itron, which remain unchanged.

The foregoing description of Mr. Holleran’s employment arrangement is qualified in its entirety by reference to the full text of Mr. Holleran’s offer letter, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

There are no related person transactions or other information related to Mr. Holleran that are required to be disclosed pursuant to section 404(a) of Regulation S-K of the Securities Exchange Act of 1934.

Consulting Arrangement with LeRoy D. Nosbaum
Upon the appointment of Mr. Mezey and Mr. Holleran to their new executive positions, Mr. Nosbaum will retire from the Company and the Board effective December 31, 2012. Mr. Nosbaum will serve in a consulting role with Itron for a period of at least six months beginning January 1, 2013. Mr. Nosbaum meets the age and service requirements to be treated as a retiree under Itron's compensation arrangements effective December 31, 2012.

The press release announcing matters relating to the appointment of Mr. Mezey and Mr. Holleran to their new positions and the consulting arrangement with Mr. Nosbaum is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Offer Letter, dated as of November 16, 2012, between Itron, Inc. and Philip C. Mezey.
10.2	Offer Letter, dated as of November 16, 2012, between Itron, Inc. and John W. Holleran.
99.1	Press Release dated November 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ STEVEN M. HELMBRECHT
Dated: November 19, 2012	Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Offer Letter, dated as of November 16, 2012, between Itron, Inc. and Philip C. Mezey.
10.2	Offer Letter, dated as of November 16, 2012, between Itron, Inc. and John W. Holleran.
99.1	Press Release dated November 19, 2012.